Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED MARCH 1, 2021

TO THE

PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED

LOOMIS SAYLES GLOBAL ALLOCATION PORTFOLIO

Effective immediately, Daniel J. Fuss will no longer serve as a portfolio manager of the Loomis Sayles Global Allocation Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, Matthew J. Eagan will serve as a portfolio manager of the Portfolio. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Matthew J. Eagan, CFA, Executive Vice President and Director of Loomis Sayles, David Rolley, CFA, Vice President of Loomis Sayles, Eileen N. Riley, CFA, Vice President of Loomis Sayles, and Lee M. Rosenbaum, Vice President of Loomis Sayles, have managed the Portfolio since 2021, 2006, 2013, and 2013, respectively.

In the section entitled “Additional Information About Management – The Subadviser,” (i) the sixth paragraph is deleted in its entirety and replaced with the following:

Matthew J. Eagan, CFA, Executive Vice President and Director of Loomis Sayles, has been with the firm since 1997. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE